                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Semi-Annual Report for Schwab Investments - Schwab 1000 Index Fund ("issuer") on Form N-CSR for the period ended April 30, 2005 ("periodic report"), each of the undersigned, being the Chief Executive Officer and Principal Financial Officer, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the period presented therein.

/s/ Evelyn Dilsaver                         Date: June 8, 2005
-----------------------------------------   ------------------------------------
Evelyn Dilsaver
President and Chief Executive Officer

/s/ George Pereira                          Date: June 8, 2005
-----------------------------------------   ------------------------------------
George Pereira
Treasurer and Principal Financial Officer

THIS CERTIFICATION IS BEING FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY PURSUANT TO 18 U.S.C. SECTION 1350 AND IS NOT BEING FILED AS PART OF THE FORM N-CSR WITH THE COMMISSION.